UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2013

RAINEARTH INC.

(Exact name of registrant as specified in its charter)

Nevada	000-52758	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

A No. 1 Building, ShangDu International Tower No. 8 DongDaQioa Road, Beijing, China 100020
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (852) 3005-7220

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain officers; Compensatory Arrangements of Certain Officers.

On May 1, 2013, the Registrant appointed Surya E. Chandra as President and Secretary and a member of the Board of Directors effective immediately. The Registrant accepted the resignation of Mr. Zhu, Yong Fu as President and Director of the Company. Mr. Yin Tian Hui remains as the Treasurer and Director of the Company.

Section 9 – Financial Statements and Exhibits

Item 9.01 EXHIBITS

Exhibit Number	Description
99.1	News Release dated May 7, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2013	RainEarth Inc.

By: /s/ Surya Chandra Surya Chandra, President

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